Exhibit 99.2

DIGITAL REALTY TRUST

Fourth Quarter 2007

Supplemental Operating and Financial Data

December 31, 2007

This Supplemental Operating and Financial Data package is not an offer to sell or solicitation to buy securities of Digital Realty Trust, Inc. Any offers to sell or solicitations to buy securities of Digital Realty Trust, Inc. shall be made only by means of a prospectus approved for that purpose.

DIGITAL REALTY TRUST, INC.

Fourth Quarter 2007

DIGITAL REALTY TRUST, INC.

Fourth Quarter 2007

Statement Regarding Forward-Looking Statements

This supplemental package contains forward-looking statements within the meaning of the federal securities laws, including information related to run rate net operating income. Such statements are based on management’s beliefs and assumptions made based on information currently available to management. Such statements are subject to risks, uncertainties and assumptions and are not guarantees of future performance and may be affected by known and unknown risks, trends, uncertainties and factors that are beyond our control. Should one or more of these risks or uncertainties materialize, or should underlying assumptions prove incorrect, actual results may vary materially from those anticipated, estimated or projected. Some of the risks and uncertainties that may cause our actual results, performance or achievements to differ materially from those expressed or implied by forward-looking statements include, among others, the following:

•	adverse economic or real estate developments in our markets or the technology industry;

•	our dependence upon significant tenants;

•	bankruptcy or insolvency of a major tenant;

•	downturn of local economic conditions in our geographic markets;

•	our inability to comply with the rules and regulations applicable to public companies or to manage our growth effectively;

•	difficulty acquiring or operating properties in foreign jurisdictions;

•	defaults on or non-renewal of leases by tenants;

•	increased interest rates and operating costs;

•	our failure to obtain necessary outside financing;

•	restrictions on our ability to engage in certain business activities;

•	risks related to joint venture investments;

•	decreased rental rates or increased vacancy rates;

•	inability to successfully develop and lease new properties and space held for redevelopment;

•	difficulties in identifying properties to acquire and completing acquisitions;

•	increased competition or available supply of data center space;

•	our failure to successfully operate acquired properties;

•	our inability to acquire off-market property;

•	delays or unexpected costs in development or redevelopment of properties;

•	our failure to maintain our status as a REIT;

•	possible adverse changes to tax laws;

•	environmental uncertainties and risks related to natural disasters;

•	financial market fluctuations;

•	changes in foreign currency exchange rates;

•	changes in foreign laws and regulations, including those related to taxation and real estate ownership and operation; and

•	changes in real estate and zoning laws and increases in real property tax rates.

The risks included here are not exhaustive, and additional factors could adversely affect our business and financial performance. We discussed a number of additional material risks in our annual reports on Form 10-K for the year ended December 31, 2006, our quarterly report on Form 10-Q for the quarters ended March 31, 2007, June 30, 2007 and September 30, 2007, and other filings with the Securities and Exchange Commission. Those risks continue to be relevant to our performance and financial condition. Moreover, we operate in a very competitive and rapidly changing environment. New risk factors emerge from time to time and it is not possible for management to predict all such risk factors, nor can it assess the impact of all such risk factors on the business or the extent to which any factor, or combination of factors, may cause actual results to differ materially from those contained in any forward-looking statements. We expressly disclaim any responsibility to update forward-looking statements, whether as a result of new information, future events or otherwise.

DIGITAL REALTY TRUST, INC.

Fourth Quarter 2007

Corporate Information

Corporate Profile

Digital Realty Trust, Inc. owns, acquires, develops, redevelops and manages technology-related real estate. The Company’s 70 properties, excluding one property held as an investment in an unconsolidated joint venture, contain applications and operations critical to the day-to-day operations of technology industry tenants and corporate enterprise data center tenants. Comprising approximately 12.3 million net rentable square feet, including approximately 1.8 million square feet of space held for redevelopment, Digital Realty Trust’s property portfolio is located in 26 markets throughout North America and Europe. For additional information, please visit the company’s website at www.digitalrealtytrust.com.

Corporate Headquarters

560 Mission Street, Suite 2900

San Francisco, California 94105

Telephone: (415) 738-6500

Facsimile: (415) 738-6501

Web site: www.digitalrealtytrust.com

Senior Management

Richard A. Magnuson: Chairman

Michael F. Foust: Chief Executive Officer

A. William Stein: Chief Financial Officer and Chief Investment Officer

Scott E. Peterson: Senior Vice President, Acquisitions

Christopher J. Crosby: Senior Vice President, Sales and Technical Services

James R. Trout: Senior Vice President of Portfolio and Technical Operations

Investor Relations

To request an Investor Relations package or be added to our e-mail distribution list, please visit our website:

www.digitalrealtytrust.com                                 (Proceed to Information Request in the Investor Relations section)

Analyst Coverage

Credit Suisse	Merrill Lynch	KeyBanc Capital Markets	Raymond James
Steve Benyik	Steve Sakwa	Jordan Sadler	Paul D. Puryear
(212) 538-0239	(212) 449-0335	(917) 368-2280	(727) 567-2253

Michael Gorman	Ian Weissman
(212) 538-4357	(212) 449-6255

JMP Securities	RBC Capital Markets	Citigroup	UBS Securities
William Marks	Dave Rodgers	Jonathan Litt	Omotayo Okusanya
(415) 835-8944	(216) 378-7626	(212) 816-0231	(212) 713-7864

		Michael Bilerman	Heath Binder
		(212) 816-1685	(212) 713-3226

Stock Listing Information

The stock of Digital Realty Trust, Inc. is traded primarily on the New York Stock Exchange under the following symbols:

Common Stock:	DLR
Series A Preferred Stock:	DLRPA
Series B Preferred Stock:	DLRPB

Note that symbols may vary by stock quote provider.

Common Stock Price Performance

The following summarizes recent activity of Digital Realty’s common stock (DLR):

	4th Quarter 2007	3rd Quarter 2007	2nd Quarter 2007	1st Quarter 2007	4th Quarter 2006	3rd Quarter 2006	2nd Quarter 2006	1st Quarter 2006
High Price *	$44.21	$40.62	$42.86	$40.42	$37.31	$31.88	$29.54	$28.59
Low Price *	$35.05	$32.04	$36.70	$33.76	$30.73	$24.58	$22.66	$22.29
Closing Price, end of quarter *	$38.37	$39.39	$37.68	$39.90	$34.23	$31.32	$24.69	$28.17
Average daily trading volume *	813,553	730,532	799,130	495,630	321,710	365,056	224,662	194,179
Indicated dividend per common share **	$1.240	$1.145	$1.145	$1.145	$1.145	$1.06	$1.06	$1.06
Closing annual dividend yield, end of quarter	3.2%	2.9%	3.0%	2.9%	3.3%	3.4%	4.3%	3.8%
Closing shares and units outstanding end of quarter ***	72,082,034	68,003,179	67,984,292	67,924,536	67,913,155	63,110,530	63,052,653	59,052,653
Closing market value of shares and units outstanding (thousands), end of quarter	$2,765,788	$2,678,645	$2,561,648	$2,710,189	$2,324,667	$1,976,622	$1,556,770	$1,663,513

*	New York Stock Exchange trades only
**	On an annual basis
***	The total number of shares and units includes 65,406,240 shares of common stock, 5,290,070 common units and 1,385,724 vested and unvested long-term incentive units, and excludes Class C units and shares issuable upon the redemption of profits interest units and Class C units, which have not vested, and all unexercised common stock options.

This Supplemental Operating and Financial Data package supplements the information provided in our quarterly and annual reports filed with the Securities and Exchange Commission. Additional information about us and our properties is also available at our website www.digitalrealtytrust.com.

DIGITAL REALTY TRUST, INC.

Fourth Quarter 2007

Ownership Structure

As of December 31, 2007

Partner	# of Units (2)	% Ownership
Digital Realty Trust, Inc.	65,406,240	90.7%
Cambay Tele.com, LLC (3)	5,257,348	7.4%
Wave Exchange, LLC (3)	32,722	0.0%
Directors, Executive Officers and Others	1,385,724	1.9%

Total	72,082,034	100.0%

(1)	Reflects limited partnership interests held by our officers and directors in the form of vested and unvested long-term incentive units and excludes shares issuable upon the redemption of Class C units which have not yet vested and all unexercised common stock options.
(2)	The total number of units includes 65,406,240 shares of common stock, 5,290,070 common units and 1,385,724 vested and unvested long-term incentive units and excludes Class C units and shares issuable upon the redemption of profits interest units and Class C units, which have not yet vested, and all unexercised common stock options.
(3)	These third-party contributors received the units (along with cash and the operating partnership assuming debt) in exchange for their interests in 200 Paul Avenue 1-4, 1100 Space Park Drive, the eXchange colocation business and other specified assets and liabilities. Includes 629,913 common units held by the members of Cambay Tele.com, LLC.

DIGITAL REALTY TRUST, INC.

Fourth Quarter 2007

Key Quarterly Financial Data

(Unaudited and dollars in thousands, except per share data)

	For the three months ended or as of
	31-Dec-07	30-Sep-07	30-Jun-07	31-Mar-07	31-Dec-06	30-Sep-06	30-Jun-06	31-Mar-06
Shares and units at end of quarter

Common shares outstanding	65,406,240	60,721,750	60,713,878	60,692,858	54,257,691	36,155,367	36,104,961	31,429,296
Common units outstanding	6,675,794	7,281,429	7,270,414	7,231,678	13,655,464	26,955,163	26,947,692	27,623,357

Total shares and Operating Partnership units	72,082,034	68,003,179	67,984,292	67,924,536	67,913,155	63,110,530	63,052,653	59,052,653

Market Capitalization

Market value of common equity (1)	$2,765,788	$2,678,645	$2,561,648	$2,710,189	$2,324,667	$1,976,622	$1,556,770	$1,663,513
Stated value of preferred equity	341,750	341,750	341,750	166,750	166,750	166,750	166,750	166,750
Total debt at balance sheet carrying value (2)	1,367,738	1,335,108	1,172,307	1,271,988	1,122,638	1,074,757	820,501	813,655

Total market capitalization including preferred equity and debt (2)	$4,475,276	$4,355,503	$4,075,705	$4,148,927	$3,614,055	$3,218,129	$2,544,021	$2,643,918

Total debt/Total market capitalization including preferred equity and debt	30.6%	30.7%	28.8%	30.7%	31.1%	33.4%	32.3%	30.8%

Selected Balance Sheet Data

Investments in real estate (before depreciation) (3)	2,489,793	2,231,886	2,044,661	1,967,653	1,849,281	1,626,979	1,399,752	1,289,226
Total assets	2,809,464	2,576,119	2,393,476	2,333,791	2,186,219	1,971,762	1,713,857	1,574,041
Total liabilities	1,687,637	1,580,786	1,384,223	1,481,575	1,338,031	1,247,351	990,422	935,039

Selected Operating Data

Total operating revenues from continuing operations (4)	105,903	104,794	95,583	88,967	82,045	70,673	62,237	57,121
Total operating expenses from continuing operations (4)	84,945	83,369	73,042	67,002	61,101	52,222	44,452	39,733
Interest expense from continuing operations (4)	15,863	16,683	15,264	16,594	14,102	13,792	11,249	10,452
Net income	5,613	5,135	7,758	22,086	6,423	14,787	5,095	5,087
Net income (loss) available to common stockholders	254	(224)	2,591	18,641	2,978	11,342	1,650	1,642

Financial Ratios

EBITDA (5)	53,935	51,804	49,565	65,742	45,721	50,613	34,106	31,286
Adjusted EBITDA (6)	59,322	57,136	55,042	72,949	50,429	62,520	38,891	36,562
Cash interest expense (7)	17,323	19,464	14,359	17,882	12,477	12,860	13,296	10,244
Fixed charges (8)	24,839	26,679	21,261	22,967	17,540	17,820	17,863	15,113
Debt service coverage ratio (9)	3.4x	2.9x	3.8x	4.1x	4.0x	4.9x	2.9x	3.6x
Fixed charge coverage ratio (10)	2.4x	2.1x	2.6x	3.2x	2.9x	3.5x	2.2x	2.4x

Profitability measures

Net income (loss) per common share - basic	$—	$—	$0.04	$0.33	$0.06	$0.31	$0.05	$0.06
Net income (loss) per common share - diluted	$—	$—	$0.04	$0.32	$0.06	$0.30	$0.05	$0.06
Diluted Funds From Operations (FFO) per share and unit (11)	$0.53	$0.51	$0.51	$0.50	$0.48	$0.41	$0.38	$0.36
Diluted Adjusted Funds From Operations (AFFO) per share and unit (12)	$0.37	$0.35	$0.37	$0.41	$0.29	$0.30	$0.27	$0.28
Dividends per share and common unit	$0.31	$0.29	$0.29	$0.29	$0.29	$0.27	$0.27	$0.27
Diluted FFO payout ratio (13)	58.5%	55.7%	56.4%	57.3%	59.6%	65.9%	71.1%	75.0%
Diluted AFFO payout ratio (14)	83.8%	81.8%	77.4%	69.8%	98.7%	90.0%	100.0%	96.4%

Portfolio Statistics (15)

Buildings	93	88	83	83	79	71	66	55
Properties	70	67	62	61	59	53	49	45
Net rentable square feet, excluding redevelopment space	10,527,011	10,311,857	9,713,146	9,668,267	9,381,860	9,111,904	8,766,173	7,769,773
Square feet held for redevelopment (16)	1,754,228	1,708,059	1,659,133	1,710,199	1,646,255	1,248,326	1,156,437	1,196,538
Occupancy at end of quarter (17)	94.7%	95.1%	94.6%	94.8%	95.0%	94.7%	94.4%	92.7%
Weighted average remaining lease term (years) (18)	7.7	7.5	7.5	7.0	6.9	7.2	7.0	7.4
Same store occupancy at end of quarter (19)	93.9%	94.4%	93.9%	94.4%	94.9%	93.9%	94.4%	93.7%

(1)	The market value of common equity is based on the closing stock price at the end of the quarter and assumes 100% redemption of the limited partnership units in the operating partnership, including vested and unvested long-term incentive units, for shares of our common stock. Excludes shares issuable with respect to stock options that have been granted but have not yet been exercised, and also excludes shares issuable upon the redemption of long-term incentive units and Class C units which have not yet vested and shares of our common stock issuable upon redemption thereof.
(2)	The amount for June 30, 2006 excludes the outstanding principal for a loan related to 7979 East Tufts Avenue of $26.0 million. We classified this property as held for sale at June 30, 2006. We completed its sale on July 12, 2006 and eliminated our liability for the $26.0 million loan.
(3)	The June 30, 2006 amount excludes assets held for sale at East Tufts Avenue of $37.9 million.
(4)	Excludes operations for properties sold in 2007 and 2006: 100 Technology Center Drive (March 2007), 4055 Valley View Lane (March 2007) and 7979 East Tufts Avenue (July 2006), for all periods presented.
(5)	EBITDA is calculated as earnings before interest, taxes, depreciation and amortization. For a discussion of EBITDA, see page 27. For a reconciliation of net income available to common stockholders to EBITDA, see page 10.
(6)	Adjusted EBITDA is EBITDA adjusted for preferred dividends and minority interests. For a discussion of Adjusted EBITDA, see page 27. For a reconciliation of net income available to common stockholders to Adjusted EBITDA, see page 10.
(7)	Cash interest expense is interest expense per our statement of operations (including interest expense on discontinued operations) adjusted for noncash interest expense and includes capitalized interest. For a reconciliation of GAAP interest expense to cash interest expense see page 10.
(8)	Fixed charges consist of cash interest expense, scheduled debt principal payments and preferred dividends.
(9)	Debt service coverage ratio is Adjusted EBITDA divided by cash interest expense. Ignoring the effect of the gain on sale for 100 Technology Center Drive and 4055 Valley View Lane, debt service coverage ratio was 3.1x for the three months ended March 31, 2007. Ignoring the effect of the gain on sale of 7979 East Tufts Avenue, debt service coverage ratio was 3.5x for the three months ended September 30, 2006.
(10)	Fixed charge coverage ratio is Adjusted EBITDA divided by fixed charges. Ignoring the effect of the gain on sale for 100 Technology Center Drive and 4055 Valley View Lane, fixed charge coverage ratio was 2.4x for the three months ended March 31, 2007. Ignoring the effect of the gain on sale of 7979 East Tufts Avenue, fixed charge coverage ratio was 2.5x for the three months ended September 30, 2006.
(11)	For a definition and discussion of FFO see page 27. For a reconciliation of net income available to common stockholders to FFO, see page 9.
(12)	For a definition and discussion of AFFO, see page 27. For a reconciliation of FFO to AFFO, see page 9.
(13)	Diluted FFO payout ratio is dividend declared per common share and unit divided by diluted FFO per share and unit.
(14)	Diluted AFFO payout ratio is dividend declared per common share and unit divided by diluted AFFO per share and unit.
(15)	Portfolio statistics exclude operations for properties sold in 2007 and 2006; 100 Technology Center Drive (March 2007), 4055 Valley View Lane (March 2007) and 7979 East Tufts Avenue (July 2006), for all periods presented.
(16)	Redevelopment space requires significant capital investment in order to develop data center facilities that are ready for use. Most often this is shell space. However, in certain circumstances this may include partially built datacenter space that was not completed by previous ownership and requires a large capital investment in order to build out the space.
(17)	Occupancy and same store occupancy excludes space held for redevelopment.
(18)	Average remaining lease term excludes renewal options, weighted by net rentable square feet.
(19)	Same store properties were acquired before December 31, 2005. Same store occupancy statistics exclude properties sold in 2007 and 2006: 100 Technology Center Drive (March 2007), 4055 Valley View Lane (March 2007) and 7979 East Tufts Avenue (July 2006), for all periods presented.

DIGITAL REALTY TRUST, INC.

Fourth Quarter 2007

Consolidated Balance Sheets

(Dollars in thousands, except share data)

	December 31, 2007	December 31, 2006
	(unaudited)
ASSETS

Investments in real estate
Land	$316,196	$228,728
Acquired ground leases	2,790	3,028
Buildings and improvements	1,968,850	1,415,236
Tenant improvements	193,436	172,334

Investments in real estate	2,481,272	1,819,326
Accumulated depreciation and amortization	(188,099)	(112,479)

Net investments in properties	2,293,173	1,706,847
Investment in unconsolidated joint venture	8,521	29,955

Net investments in real estate	2,301,694	1,736,802

Cash and cash equivalents	31,352	22,261
Accounts and other receivables, net	43,440	31,293
Deferred rent	64,639	40,225
Acquired above market leases, net	38,762	47,292
Acquired in place lease value and deferred leasing costs, net	253,642	248,751
Deferred financing costs, net	17,610	17,500
Restricted cash	41,302	28,144
Other assets	17,023	13,951

Total Assets	$2,809,464	$2,186,219

LIABILITIES AND STOCKHOLDERS’ EQUITY

Unsecured revolving credit facility	$299,731	$145,452
Mortgage loans	895,507	804,686
Exchangeable senior debentures	172,500	172,500
Accounts payable and other accrued liabilities	176,143	88,698
Accrued dividends and distributions	22,345	19,386
Acquired below market leases, net	93,572	87,487
Security deposits and prepaid rents	27,839	19,822

Total Liabilities	1,687,637	1,338,031

Commitments and contingencies	—	—
Minority interests in consolidated joint venture	4,928	—
Minority interests in operating partnership	72,983	138,416

Stockholders’ equity:
Preferred Stock: $0.01 par value, 30,000,000 authorized:
Series A Cumulative Redeemable Preferred Stock, 8.50%, $103,500,000 liquidation preference ($25.00 per share), 4,140,000 issued and outstanding	99,297	99,297
Series B Cumulative Redeemable Preferred Stock, 7.875%, $63,250,000 liquidation preference ($25.00 per share), 2,530,000 issued and outstanding	60,502	60,502
Series C Cumulative Convertible Preferred Stock, 4.375%, $175,000,000 liquidation preference ($25.00 per share), 7,000,000 issued and outstanding	169,068	—
Common Stock; $0.01 par value: 125,000,000 authorized, 65,406,240 and 54,257,691 shares issued and outstanding as of December 31, 2007 and 2006, respectively	654	542
Additional paid-in capital	814,106	597,334
Dividends in excess of earnings	(103,090)	(52,093)
Accumulated other comprehensive income, net	3,379	4,190

Total Stockholders’ Equity	1,043,916	709,772

Total Liabilities and Stockholders’ Equity	$2,809,464	$2,186,219

DIGITAL REALTY TRUST, INC.

Fourth Quarter 2007

Consolidated Quarterly Statements of Operations

(unaudited and in thousands, except share data)

	Three Months Ended
	31-Dec-07	30-Sep-07	30-Jun-07	31-Mar-07	31-Dec-06	30-Sep-06	30-Jun-06	31-Mar-06
Rental	$85,074	$82,536	$78,705	$73,288	$68,327	$57,394	$49,900	$45,750
Tenant reimbursements	20,589	22,104	16,631	15,679	13,521	13,279	12,337	11,203
Other	240	154	247	—	197	—	—	168

Total operating revenues	105,903	104,794	95,583	88,967	82,045	70,673	62,237	57,121

Rental property operating and maintenance	33,101	30,539	23,865	21,239	19,764	14,972	13,205	11,314
Property taxes	4,440	7,859	7,342	7,540	6,512	6,956	6,839	6,583
Insurance	1,326	1,356	1,419	1,426	826	934	1,050	872
Depreciation and amortization	37,818	35,345	31,832	29,399	27,291	23,767	18,534	16,537
General and administrative	8,159	7,775	8,456	7,210	6,535	4,986	4,674	4,246
Other	101	495	128	188	173	607	150	181

Total operating expenses	84,945	83,369	73,042	67,002	61,101	52,222	44,452	39,733

Operating income	20,958	21,425	22,541	21,965	20,944	18,451	17,785	17,388
Equity in earnings of unconsolidated joint venture	(75)	(237)	216	545	177	—	—	—
Interest and other income	621	621	532	513	416	364	262	228
Interest expense	(15,863)	(16,683)	(15,264)	(16,594)	(14,102)	(13,792)	(11,249)	(10,452)
Loss from early extinguishment of debt	—	—	—	—	(5)	(40)	(425)	(57)

Income from continuing operations before minority interests	5,641	5,126	8,025	6,429	7,430	4,983	6,373	7,107
Minority interests in continuing operations of operating partnership	(28)	25	(305)	(501)	(1,205)	(657)	(1,312)	(1,939)

Income from continuing operations	5,613	5,151	7,720	5,928	6,225	4,326	5,061	5,168
Income (loss) from discontinued operations before gain on sale of assets and minority interests	—	(18)	43	1,370	176	250	62	(174)
Gain on sale of assets	—	—	—	18,049	80	18,016	—	—
Minority interests attributable to discontinued operations	—	2	(5)	(3,261)	(58)	(7,805)	(28)	93

Income (loss) from discontinued operations (1)	—	(16)	38	16,158	198	10,461	34	(81)

Net income	5,613	5,135	7,758	22,086	6,423	14,787	5,095	5,087
Preferred stock dividends	(5,359)	(5,359)	(5,167)	(3,445)	(3,445)	(3,445)	(3,445)	(3,445)

Net income (loss) available to common stockholders	$254	$(224)	$2,591	$18,641	$2,978	$11,342	$1,650	$1,642

Net income (loss) per share available to common stockholders - basic	$—	$—	$0.04	$0.33	$0.06	$0.31	$0.05	$0.06
Net income (loss) per share available to common stockholders - diluted	$—	$—	$0.04	$0.32	$0.06	$0.30	$0.05	$0.06
Weighted-average shares outstanding - basic	64,098,942	60,717,153	60,697,740	56,511,200	47,332,515	36,114,253	33,372,240	27,503,248
Weighted-average shares outstanding - diluted	66,288,996	60,717,153	62,970,291	58,424,427	48,940,617	37,446,893	33,872,344	28,354,597
Weighted-average fully diluted shares and units	73,310,168	69,937,352	70,228,894	69,830,614	69,213,230	64,397,265	60,959,350	59,873,798

(1)	During 2007 and 2006, we sold 7979 East Tufts Avenue (July 2006), 100 Technology Center Drive (March 2007) and 4055 Valley View Lane (March 2007). We have presented all activity for these properties in Income (loss) from discontinued operations for all periods presented above. This will cause individual line items above to differ from previously published information but does not affect net income available to common stockholders.

DIGITAL REALTY TRUST, INC.

Fourth Quarter 2007

Funds From Operations (FFO)

(unaudited and in thousands except per share data)

	Three Months Ended
	31-Dec-07	30-Sep-07	30-Jun-07	31-Mar-07	31-Dec-06	30-Sep-06	30-Jun-06	31-Mar-06
Reconciliation of net income available to common stockholders to FFO (Note):
Net income available to common stockholders	$254	$(224)	$2,591	$18,641	$2,978	$11,342	$1,650	$1,642
Adjustments:
Minority interests in operating partnership including discontinued operations	28	(27)	310	3,762	1,263	8,462	1,340	1,846
Real estate related depreciation and amortization (1)	37,673	35,216	31,708	29,643	28,056	24,453	20,238	18,185
Real estate related depreciation and amortization related to investment in unconsolidated joint venture	919	969	1,010	1,036	796	—	—	—
Gain on sale of assets	—	—	—	(18,049)	(80)	(18,016)	—	—

FFO available to common stockholders and unitholders	$38,874	$35,934	$35,619	$35,033	$33,013	$26,241	$23,228	$21,673

FFO per share:
Basic	$0.55	$0.53	$0.52	$0.52	$0.49	$0.42	$0.38	$0.37
Diluted	$0.53	$0.51	$0.51	$0.50	$0.48	$0.41	$0.38	$0.36

Weighted-average shares outstanding - basic	71,120	67,995	67,956	67,917	67,605	63,065	60,459	59,022
Weighted-average shares outstanding - diluted	73,310	69,937	70,229	69,831	69,213	64,397	60,959	59,874

(1) Real estate depreciation and amortization was computed as follows:
Depreciation and amortization per income statement	$37,818	$35,345	$31,832	$29,399	$27,291	$23,767	$18,534	$16,537
Depreciation and amortization of discontinued operations	—	—	—	379	883	971	1,741	1,719
Non real estate depreciation	(145)	(129)	(124)	(135)	(118)	(285)	(37)	(71)

	$37,673	$35,216	$31,708	$29,643	$28,056	$24,453	$20,238	$18,185

Note: For a definition and discussion of FFO, see page 27. FFO for all periods presented above includes the results of properties sold in 2006 and 2007: 7979 East Tufts Avenue (July 2006), 100 Technology Center Drive (March 2007) and 4055 Valley View Lane (March 2007).

Adjusted Funds From Operations (AFFO)

(unaudited and in thousands)

	Three Months Ended
	31-Dec-07	30-Sep-07	30-Jun-07	31-Mar-07	31-Dec-06	30-Sep-06	30-Jun-06	31-Mar-06
Reconciliation of FFO to AFFO:
Funds from operations available to common stockholders and unitholders (FFO)	$38,874	$35,934	$35,619	$35,033	$33,013	$26,241	$23,228	$21,673
Adjustments:
Non real estate depreciation	145	129	124	135	118	285	37	71
Amortization of deferred financing costs	1,149	1,682	1,321	1,389	1,115	916	937	795
Non cash compensation	1,134	1,103	836	507	491	430	435	431
Loss from early extinguishment of debt	—	—	—	—	6	40	425	57
Straight line rents	(7,303)	(7,204)	(5,770)	(5,111)	(5,810)	(3,856)	(4,233)	(3,843)
Above and below market rent amortization	(2,617)	(2,691)	(2,578)	(2,338)	(2,238)	(2,837)	(1,504)	(433)
Capitalized leasing compensation	(416)	(300)	(175)	(175)	(217)	(185)	(888)	(764)
Recurring capital expenditures and tenant improvements	(1,200)	(2,765)	99	(393)	(2,574)	(344)	(338)	(904)
Capitalized leasing commissions	(2,705)	(1,389)	(3,836)	(439)	(3,716)	(1,523)	(1,682)	(265)

AFFO available to common stockholders and unitholders	$27,061	$24,499	$25,640	$28,608	$20,188	$19,167	$16,417	$16,818

Note: For a definition and discussion of AFFO, see page 27. For a reconciliation of net income available to common stockholders to FFO, see above table. AFFO for all periods presented above includes the results of properties sold in 2006 and 2007: 7979 East Tufts Avenue (July 2006), 100 Technology Center Drive (March 2007) and 4055 Valley View Lane (March 2007).

DIGITAL REALTY TRUST, INC.

Fourth Quarter 2007

Reconciliation of Earnings before interest, taxes, depreciation and amortization (EBITDA) (1)

(unaudited and in thousands)

	Three Months Ended
	31-Dec-07	30-Sep-07	30-Jun-07	31-Mar-07	31-Dec-06	30-Sep-06	30-Jun-06	31-Mar-06
Net income (loss) available to common stockholders	$254	$(224)	$2,591	$18,641	$2,978	$11,342	$1,650	$1,642
Interest (including discontinued operations)	15,863	16,683	15,142	17,323	14,569	14,533	12,181	11,388
Depreciation and amortization	37,818	35,345	31,832	29,778	28,174	24,738	20,275	18,256

EBITDA	53,935	51,804	49,565	65,742	45,721	50,613	34,106	31,286
Minority interests	28	(27)	310	3,762	1,263	8,462	1,340	1,831
Preferred stock dividends	5,359	5,359	5,167	3,445	3,445	3,445	3,445	3,445

Adjusted EBITDA	$59,322	$57,136	$55,042	$72,949	$50,429	$62,520	$38,891	$36,562

(1)	For the definition and discussion of EBITDA and Adjusted EBITDA, see page 27. EBITDA and adjusted EBITDA for the three months ended March 31, 2007 include a gain on sale for 100 Technology Center Drive and 4055 Valley View Lane of approximately $18.0 million. Excluding this gain EBITDA and Adjusted EBITDA would have been $50.7 million and $54.9 million, respectively for three months ended March 31, 2007. EBITDA and adjusted EBITDA for the three months ended September 30, 2006 include a gain on sale for 7979 East Tufts Avenue of $18.0 million. Excluding this gain EBITDA and Adjusted EBITDA would have been $40.3 million and $44.5 million, respectively for three months ended September 30, 2006. EBITDA and Adjusted EBITDA for all periods presented above includes the results of 7979 East Tufts Avenue, a property which we classified as held for sale and which we sold on July 12, 2006.

Financial Ratios

(unaudited and in thousands)

	31-Dec-07	30-Sep-07	30-Jun-07	31-Mar-07	31-Dec-06	30-Sep-06	30-Jun-06	31-Mar-06
Total GAAP interest expense (including discontinued operations)	15,863	16,683	15,142	17,323	14,569	14,533	12,181	11,388
Capitalized interest	4,215	3,096	2,792	1,507	1,114	917	1,058	762
Change in accrued interest and other noncash amounts	(2,755)	(315)	(3,575)	(948)	(3,206)	(2,590)	57	(1,906)

Cash interest expense (a)	17,323	19,464	14,359	17,882	12,477	12,860	13,296	10,244
Scheduled debt principal payments and preferred dividends	7,516	7,215	6,902	5,085	5,063	4,960	4,567	4,869

Total fixed charges	24,839	26,679	21,261	22,967	17,540	17,820	17,863	15,113

Debt service coverage ratio based on GAAP interest expense (b)	3.7x	3.4x	3.6x	4.2x	3.5x	4.3x	3.2x	3.2x
Debt service coverage ratio based on cash interest expense (b)	3.4x	2.9x	3.8x	4.1x	4.0x	4.9x	2.9x	3.6x
Fixed charge coverage ratio based on GAAP interest expense (c)	2.5x	2.4x	2.5x	3.3x	2.6x	3.2x	2.3x	2.2x
Fixed charge coverage ratio based on cash interest expense (c)	2.4x	2.1x	2.6x	3.2x	2.9x	3.5x	2.2x	2.4x
Debt to total market capitalization including debt and preferred equity (d)	30.6%	30.7%	28.8%	30.7%	31.1%	33.4%	32.3%	30.8%

Debt plus preferred stock to total market capitalization including debt and preferred equity (e)	38.2%	38.5%	37.1%	34.7%	35.7%	38.6%	38.8%	37.1%
Pretax income to interest expense (f)	1.4x	1.3x	1.5x	2.5x	1.5x	2.6x	1.5x	1.6x

(a)	Cash interest expense is interest expense less amortized deferred financing fees and includes interest that we capitalized. We consider cash interest expense to be a useful measure of interest as it excludes non-cash based interest expense.
(b)	Adjusted EBITDA divided by interest expense. Ignoring the effect of the gain on sale of 100 Technology Center Drive and 4055 Valley View Lane, debt service coverage ratio was 3.2x using GAAP interest expense and 3.1x using cash interest expense for the three months ended March 31, 2007. Ignoring the effect of the gain on sale of 7979 East Tufts Avenue, debt service coverage ratio was 3.1x using GAAP interest expense and 3.5x using cash interest expense for the three months ended September 30, 2006.
(c)	Adjusted EBITDA divided by fixed charges. Fixed charges include interest expense as per (a) above and scheduled debt principal payments and preferred dividends. Ignoring the effect of the gain on sale of 100 Technology Center Drive and 4055 Valley View Lane, fixed charges coverage ratio was 2.5x using GAAP interest expense and 2.4x using cash interest expense for the three months ended March 31, 2007. Ignoring the effect of the gain on sale of 7979 East Tufts Avenue, fixed charges coverage ratio was 2.3x using GAAP interest expense and 2.5x using cash interest expense for the three months ended September 30, 2006.
(d)	Mortgage debt and other loans divided by mortgage debt and other loans plus the liquidation value of preferred stock and the market value of outstanding common stock and operating partnership units, assuming the redemption of operating partnership units for shares of our common stock. Mortgage debt and other loans amount excludes the outstanding principal for a loan related to 7979 East Tufts Avenue of $26.0 million. We classified this property as held for sale at June 30, 2006. We completed its sale on July 12, 2006 and the eliminated our liability for the $26.0 million loan.
(e)	Same as (d), except numerator includes preferred stock.
(f)	Calculated as income including gain on sale of assets before minority interest and interest divided by GAAP interest expense. Ignoring the effect of the gain on sale of 100 Technology Center Drive and 4055 Valley View Lane, pretax income to interest expense was 1.5x for the three months ended March 31, 2007. Ignoring the effect of the gain on sale of 7979 East Tufts Avenue, pretax income to interest expense was 1.4x for the three months ended September 30, 2006.

DIGITAL REALTY TRUST, INC.

Fourth Quarter 2007

Net Operating Income (NOI) and Run-rate NOI

For the three months ended December 31, 2007

(unaudited, in thousands)

Rental revenues	$85,074
Tenant reimbursements	20,589
Rental property operating and maintenance	(33,101)
Property taxes	(4,440)
Insurance	(1,326)

NOI	$66,796

Actual results of properties acquired during the quarter:
Rental revenues	(151)
Tenant reimbursements	—
Rental property operating and maintenance	—
Property taxes	(1)
Insurance	—

Projected full quarter of actual results of properties acquired during the quarter:
Rental revenues	834
Tenant reimbursements	278
Rental property operating and maintenance	(245)
Property taxes	(184)
Insurance	(52)

Run-rate NOI	$67,275

Reconciliation of net income available to common stockholders to NOI

Net income available to common stockholders	$254
Other revenues	(240)
Interest expense	15,863
Depreciation and amortization	37,818
General and administrative expenses	8,159
Other expenses	101
Equity in earnings of unconsolidated joint venture	75
Interest and other income	(621)
Minority interests in continuing operations of operating partnership	28
Income from discontinued operations before minority interests	—
Gain on sale of assets	—
Minority interests attributable to discontinued operations	—
Preferred stock dividends	5,359

NOI	$66,796

Note: NOI and run-rate NOI exclude the operations of properties sold in 2006 and 2007; 7979 East Tufts Avenue (July 2006), 100 Technology Center Drive (March 2007) and 4055 Valley View Lane (March 2007). For a definition and discussion of NOI and Run-rate NOI, see page 27.

DIGITAL REALTY TRUST, INC.

Fourth Quarter 2007

Same Store and New Properties Consolidated Quarterly Statements of Operations

(unaudited and in thousands, except share data)

	Three Months Ended
Same store (1)	31-Dec-07	30-Sep-07	30-Jun-07	31-Mar-07	31-Dec-06	30-Sep-06	30-Jun-06	31-Mar-06
Operating Revenues:

Rental	$58,036	$57,033	$54,345	$52,698	$51,577	$48,827	$47,131	$45,517
Tenant reimbursements	17,667	18,202	14,171	13,640	12,811	12,790	11,930	11,203
Other	239	154	247	—	197	—	—	168

Total operating revenues	75,942	75,389	68,763	66,338	64,585	61,617	59,061	56,888

Operating Expenses:

Rental property operating and maintenance	21,322	20,229	15,545	13,561	13,718	13,388	12,573	10,999
Property taxes	3,734	6,869	6,428	6,847	5,967	6,646	6,556	6,530
Insurance	1,215	1,253	1,278	1,296	810	888	1,005	867
Depreciation and amortization	23,598	21,725	19,600	18,891	16,736	18,800	17,316	16,391
General and administrative (2)	8,159	7,775	8,456	7,210	6,535	4,986	4,674	4,246
Other	68	450	95	164	134	528	91	180

Total operating expenses	58,096	58,301	51,402	47,969	43,900	45,236	42,215	39,213

Operating income	17,846	17,088	17,361	18,369	20,685	16,381	16,846	17,675

Other Income (Expenses):
Equity in earnings of unconsolidated joint venture	—	—	—	—	—	—	—	—
Interest and other income	441	414	376	356	274	245	194	174
Interest expense (3)	(12,364)	(12,426)	(12,248)	(11,432)	(10,117)	(8,865)	(8,546)	(7,799)
Loss from early extinguishment of debt	—	—	—	—	(6)	(40)	(425)	(57)

Income from continuing operations before minority interests	5,923	5,076	5,489	7,293	10,836	7,721	8,069	9,993
Income (loss) from discontinued operations before minority interests	—	(18)	43	1,370	176	250	62	(174)
Gain on sale of assets	—	—	—	18,049	80	18,016	—	—

Income before minority interests	$5,923	$5,058	$5,532	$26,712	$11,092	$25,987	$8,131	$9,819

New properties (1)
Operating Revenues:

Rental	$27,038	$25,503	$24,360	$20,590	$16,750	$8,567	$2,769	$233
Tenant reimbursements	2,922	3,902	2,460	2,039	710	489	407	—
Other	1	—	—	—	—	—	—	—

Total operating revenues	29,961	29,405	26,820	22,629	17,460	9,056	3,176	233

Operating Expenses:

Rental property operating and maintenance	11,779	10,310	8,320	7,678	6,046	1,584	632	315
Property taxes	706	990	914	693	545	310	283	53
Insurance	111	103	141	130	16	46	45	5
Depreciation and amortization	14,220	13,620	12,232	10,508	10,555	4,967	1,218	146
General and administrative (2)	—	—	—	—	—	—	—	—
Other	33	45	33	24	39	79	59	1

Total operating expenses	26,849	25,068	21,640	19,033	17,201	6,986	2,237	520

Operating income	3,112	4,337	5,180	3,596	259	2,070	939	(287)

Other Income (Expenses):
Equity in earnings of unconsolidated joint venture	(75)	(237)	216	545	177	—	—	—
Interest and other income	180	207	156	157	142	119	68	54
Interest expense (3)	(3,499)	(4,257)	(3,016)	(5,162)	(3,985)	(4,927)	(2,703)	(2,653)
Loss from early extinguishment of debt	—	—	—	—	1	—	—	—

Income from continuing operations before minority interests	(282)	50	2,536	(864)	(3,406)	(2,738)	(1,696)	(2,886)
Income from discontinued operations before minority interests	—	—	—	—	—	—	—	—
Gain on sale of assets	—	—	—	—	—	—	—	—

Income before minority interests	$(282)	$50	$2,536	$(864)	$(3,406)	$(2,738)	$(1,696)	$(2,886)

(1)	Same store properties are properties that were acquired before December 31, 2005 and new properties are properties acquired after December 31, 2005. During 2007 and 2006, we sold 7979 East Tufts Avenue (July 2006), 100 Technology Center Drive (March 2007) and 4055 Valley View Lane (March 2007). We have presented all activity for these properties in Income (loss) from discontinued operations for all periods presented above.
(2)	General and administrative expenses are included entirely in same store as they are not allocable to specific properties.
(3)	Interest expense on our revolving credit facility is allocated entirely to new properties.

DIGITAL REALTY TRUST, INC.

Fourth Quarter 2007

Same Store Operating Trend Summary

(unaudited and in thousands, except share data)

	Three Months Ended
Same store (1)	31-Dec-07	30-Sep-07	Percentage Change	31-Dec-06	Percentage Change
Rental (2)	$58,036	$57,033	1.8%	$51,577	12.5%
Tenant reimbursements	17,667	18,202	(2.9)%	12,811	37.9%

	75,703	75,235	0.6%	64,388	17.6%

Rental property operating and maintenance	21,322	20,229	5.4%	13,718	55.4%
Property taxes	3,734	6,869	(45.6)%	5,967	(37.4)%
Insurance	1,215	1,253	(3.0)%	810	50.0%

	26,271	28,351	(7.3)%	20,495	28.2%

Net Operating Income (3)	$49,432	$46,884	5.4%	$43,893	12.6%

Same store occupancy at end of quarter	93.9%	94.4%		94.9%

(1)	Same store properties were acquired before December 31, 2005.
(2)	For the periods presented, same store straight-line rent was $5,285, $5,417 and $5,037, respectively and non-cash adjustments related to FAS 141 were $713, $695 and $732, respectively.
(3)	For a definition and discussion of Net Operating Income, see page 27.

DIGITAL REALTY TRUST, INC.

Fourth Quarter 2007

Consolidated Debt Analysis

(unaudited, in thousands)

	Maturity Date		Principal Balance as of December 31, 2007	% of Debt	Interest Rate as of December 31, 2007	Interest Rate as of December 31, 2007 including swaps
Unhedged Floating Rate Debt

Revolving credit facility	August 31, 2010	(1)	$299,731	22.0%	6.54%	—

			$299,731	22.0%
Fixed Rate Mortgage Debt and Hedged Floating Rate Debt

Secured Term Debt	November 11, 2014		148,738	10.9%	5.65%	—
350 East Cermak Road	June 9, 2008	(1)	97,993	7.2%	6.80%	6.23%
200 Paul Avenue 1-4	October 8, 2015		80,768	5.9%	5.74%	—
2045 & 2055 LaFayette Street	February 6, 2017		68,000	5.0%	5.93%	—
600 West Seventh Street	March 15, 2016		58,032	4.2%	5.80%	—
2323 Bryan Street	November 6, 2009		55,832	4.1%	6.04%	—
34551 Ardenwood Boulevard 1-4	November 11, 2016		55,000	4.0%	5.95%	—
1100 Space Park Drive	December 11, 2016		55,000	4.0%	5.89%	—
150 South First Street	February 6, 2017		53,288	3.9%	6.30%	—
114 Rue Ambroise Croizat	January 18, 2012		47,294	3.5%	6.03%	5.13%
2334 Lundy Place	November 11, 2016		40,000	2.9%	5.96%	—
Unit 9, Blanchardstown Corporate Park	January 18, 2012		40,661	3.0%	6.03%	5.35%
6 Braham Street	April 10, 2011		26,172	1.9%	6.89%	5.84%
Paul van Vlissingenstraat 16	July 18, 2013		15,965	1.2%	6.28%	5.58%
Chemin de l’Epinglier 2	July 18, 2013		11,594	0.8%	6.18%	5.57%
1125 Energy Park Drive	March 1, 2032		9,456	0.7%	7.62%	—
Gyroscoopweg 2E-2F	October 18, 2013		10,163	0.7%	6.18%	5.49%
375 Riverside Parkway	December 1, 2008		8,564	0.6%	6.55%	6.87%
731 East Trade Street	July 1, 2020		5,708	0.4%	8.22%	—
1500 Space Park Drive	April 5, 2008		5,541	0.4%	7.35%

			$893,769	65.3%
Exchangeable senior debentures			$172,500	12.6%	4.13%	—
3 Corporate Place construction loan			$—	0.0%	7.57%	—

Total Fixed Rate Debt Including Swaps			$1,066,269	77.9%
Loan premium—1125 Energy Park Drive and 731 East Trade Street			1,738	0.1%

Total Consolidated Debt			$1,367,738	100.0%

Weighted average cost of debt (including interest rate swaps)						5.81%

(1)	Two one-year extensions are available.

Credit Facility

(in thousands)

	Maximum Available	Available as of December 31, 2007	Drawn as of December 31, 2007
Unsecured Revolving Credit Facility	$650,000	$339,000	$299,731

DIGITAL REALTY TRUST, INC.

Fourth Quarter 2007

Debt Maturities

(unaudited, in thousands)

Property		2008	2009	2010	2011	2012	Thereafter	Total
Revolving credit facility	(1)	$—	$—	$299,731	$—	$—	$—	$299,731
Secured Term Debt	(2)	2,252	2,409	2,550	2,700	2,836	135,991	148,738
350 East Cermak Road	(3)	97,993	—	—	—	—	—	97,993
200 Paul Avenue 1-4		1,433	1,533	1,624	1,721	1,812	72,645	80,768
2045 & 2055 LaFayette Street		—	729	835	886	940	64,610	68,000
600 West Seventh Street		1,218	1,290	1,367	1,448	1,535	51,174	58,032
2323 Bryan Street		794	55,038	—	—	—	—	55,832
1100 Space Park Drive		—	56	648	687	720	52,889	55,000
34551 Ardenwood Boulevard 1-4		—	55	639	679	711	52,916	55,000
150 South First Street		—	518	595	635	677	50,863	53,288
114 Rue Ambroise Croizat		717	717	717	717	44,426	—	47,294
2334 Lundy Place		—	40	464	493	517	38,486	40,000
Unit 9, Blanchardstown Corporate Park		617	617	617	617	38,193	—	40,661
6 Braham Street		—	595	793	24,784	—	—	26,172
Paul van Vlissingenstraat 16		245	245	245	245	245	14,740	15,965
Chemin de l’Epinglier 2		177	177	177	177	177	10,709	11,594
1125 Energy Park Drive		123	132	143	155	8,903	—	9,456
Gyroscoopweg 2E-2F		155	155	155	155	155	9,388	10,163
375 Riverside Parkway		8,564	—	—	—	—	—	8,564
731 East Trade Street		188	205	235	274	297	4,509	5,708
1500 Space Park Drive		5,541	—	—	—	—	—	5,541
Exchangeable senior debentures	(4)	—	—	—	172,500	—	—	172,500

Total		$120,017	$64,511	$311,535	$208,873	$102,144	$558,920	$1,366,000

Weighted Average Term to Initial Maturity	(4)					5.2 Years
Weighted Average Term to Initial Maturity (assuming exercise of extension options)	(4)					5.8 Years

(1)	Two one-year extension options are available.
(2)	This amount represents six mortgage loans secured by our interests in 36 NE 2nd Street, 3300 East Birch Street, 100 & 200 Quannapowitt Parkway, 300 Boulevard East, 4849 Alpha Road, and 11830 Webb Chapel Road. Each of these loans are cross-collateralized by the six properties.
(3)	Two one-year extensions are available.
(4)	Assumes maturity of Exchangeable senior debentures at first redemption date in August 2011.

Note: Except as provided, above amounts assume no exercise of extensions and total excludes $1,738 of Loan Premiums.

DIGITAL REALTY TRUST, INC.

Fourth Quarter 2007

Portfolio Summary

As of December 31, 2007

	12/31/2007	9/30/2007
Number of Properties:
Domestic	57	57
International	13	10

	70 (2)	67 (2)

Number of Buildings:
Domestic	77	77
International	16	11

	93	88

Number of Markets:
Domestic	20	20
International	6	6

	26	26

Net Rentable Square Feet:
Domestic	9,802,686	9,709,992
International	724,325	601,865

	10,527,011	10,311,857

Redevelopment Square Feet:
Domestic	1,226,346	1,319,040
International	527,882	389,019

	1,754,228	1,708,059

Portfolio Occupancy (1)	94.7%	95.1%
Same Store Pool Occupancy	93.9%	94.4%
Average Original Lease Term (years)	13.6	13.2
Average Remaining Lease Term (years)	7.7	7.5
Lease Expirations (through 2009)	8.1%	9.7%

(1)	Occupancy excludes space held for redevelopment.
(2)	Excludes a property held as an investment in an unconsolidated joint venture.

DIGITAL REALTY TRUST, INC.

Fourth Quarter 2007

Properties Acquired

For the three months ended December 31, 2007

Property	Metropolitan Area	Date Acquired	Purchase Price (in millions)	Net Rentable Square Footage of Property	Total Square Footage Held for Redevelopment	Percentage of Total Rentable Square Footage of Property Occupied (1)
Cressex 1	London, UK	December-07	$12.7	50,847	50,847	Vacant
Naritaweg 52	Amsterdam, NL	December-07	$27.2	63,238	—	100.0%
Foxboro Business Park (2)	London, UK	December-07	$43.6	147,215	96,384	100.0%

			$83.5	261,300	147,231	100.0%

(1)	Occupancy percentages are calculated net of square footage held for redevelopment.
(2)	The purchase consists of three buildings: 1 St. Anne’s Boulevard, 2 St. Anne’s Boulevard and 3 St. Anne’s Boulevard.

DIGITAL REALTY TRUST, INC.

Fourth Quarter 2007

Occupancy Analysis

As of December 31, 2007

							Occupancy (2)				Net Rentable Square Feet as a % of		Annualized Rent as a % of
Property		Acquisition date	Metropolitan Area	Net Rentable Square Feet	Redevelopment Space	Annualized Rent ($000) (1)	As of 12/31/2007	As of 9/30/07	As of 6/30/07	As of 3/31/07	Property Type	Total Portfolio	Property Type	Total Portfolio
Internet Gateways

350 East Cermak Road		May-05	Chicago	974,837	158,902	32,149	98.3%	97.4%	94.7%	94.6%	26.3%	9.2%	23.1%	11.1%
120 E. Van Buren Street		Jul-06	Phoenix	249,425	38,089	19,045	84.6%	97.2%	97.2%	92.0%	6.8	2.4	13.7	6.5
200 Paul Avenue 1-4		Nov-04	San Francisco	527,680	—	19,054	97.4%	100.0%	100.0%	100.0%	14.3	5.0	13.7	6.6
2323 Bryan Street		Jan-02	Dallas	457,217	19,890	13,257	78.7%	79.6%	79.6%	83.5%	12.4	4.3	9.5	4.6
600 West Seventh Street		May-04	Los Angeles	482,089	7,633	13,042	89.4%	91.8%	91.6%	93.4%	13.1	4.6	9.4	4.5
111 Eighth Avenue	(3)	Mar-07	New York	116,843	—	11,179	100.0%	100.0%	100.0%	100.0%	3.2	1.1	8.0	3.8
1100 Space Park Drive		Nov-04	Silicon Valley	165,297	—	7,200	97.6%	97.6%	97.6%	97.6%	4.5	1.6	5.2	2.5
114 Rue Ambroise Croizat		Dec-06	Paris, France	130,996	221,150	5,062	100.0%	91.6%	91.6%	91.6%	3.6	1.2	3.6	1.7
600-780 S. Federal		Sep-05	Chicago	161,547	—	5,005	80.3%	81.5%	82.6%	82.6%	4.4	1.5	3.6	1.7
6 Braham Street		Jul-02	London, England	63,233	—	4,402	100.0%	100.0%	100.0%	100.0%	1.7	0.6	3.2	1.5
36 NE 2nd Street		Jan-02	Miami	162,140	—	4,280	95.9%	95.9%	95.9%	95.9%	4.4	1.5	3.1	1.5
900 Walnut Street		Aug-07	St Louis	112,266	—	3,333	98.6%	98.6%	NA	NA	3.0	1.1	2.4	1.1
731 East Trade Street		Aug-05	Charlotte	40,879	—	1,131	100.0%	100.0%	100.0%	100.0%	1.1	0.4	0.8	0.4
113 North Myers		Aug-05	Charlotte	20,086	9,132	707	100.0%	100.0%	100.0%	100.0%	0.5	0.2	0.5	0.2
125 North Myers		Aug-05	Charlotte	25,402	—	390	51.3%	51.3%	51.3%	47.9%	0.7	0.2	0.3	0.1

				3,689,937	454,796	139,236	92.6%	94.1%	92.8%	93.5%	100.0%	34.9%	100.0%	47.8%
Data Centers

300 Boulevard East		Nov-02	New York	311,950	—	12,778	100.0%	100.0%	100.0%	100.0%	5.6	3.0	10.2	4.4
833 Chestnut Street		Mar-05	Philadelphia	580,147	74,611	9,653	80.5%	79.4%	79.2%	78.6%	10.6	5.5	7.7	3.3
Unit 9, Blanchardstown Corporate Park		Dec-06	Dublin, Ireland	120,000	—	9,016	96.4%	85.9%	85.9%	85.9%	2.2	1.1	7.3	3.1
2045 & 2055 LaFayette Street		May-04	Silicon Valley	300,000	—	6,300	100.0%	100.0%	100.0%	100.0%	5.4	2.8	5.1	2.2
3 Corporate Place		Dec-05	New York	205,106	71,825	6,167	88.4%	100.0%	100.0%	100.0%	3.7	1.9	5.0	2.1
11830 Webb Chapel Road		Aug-04	Dallas	365,647	—	5,788	96.6%	96.6%	95.0%	95.0%	6.7	3.5	4.7	2.0
150 South First Street		Sep-04	Silicon Valley	179,761	—	5,094	97.7%	97.7%	97.7%	100.0%	3.2	1.7	4.1	1.8
12001 North Freeway		Apr-06	Houston	280,483	20,222	4,307	98.5%	98.5%	98.5%	98.5%	5.1	2.7	3.5	1.5
14901 FAA Boulevard		Jun-06	Dallas	263,700	—	4,474	100.0%	100.0%	100.0%	100.0%	4.8	2.5	3.6	1.5
2334 Lundy Place		Dec-02	Silicon Valley	130,752	—	4,253	100.0%	100.0%	100.0%	100.0%	2.4	1.2	3.4	1.5
44470 Chilum Place		Feb-07	Northern Virginia	95,440	—	3,906	100.0%	100.0%	100.0%	100.0%	1.7	0.9	3.2	1.3
2401 Walsh Street		Jun-05	Silicon Valley	167,932	—	3,211	100.0%	100.0%	100.0%	100.0%	3.0	1.6	2.6	1.1
8534 Concord Center Drive		Jun-05	Denver	85,660	—	3,169	100.0%	100.0%	100.0%	100.0%	1.5	0.8	2.6	1.1
Naritaweg 52		Dec-07	Amsterdam, Netherlands	63,260	—	2,866	100.0%	N/A	N/A	N/A	1.1	0.6	2.3	1.0
4025 Midway Road		Jan-06	Dallas	72,991	27,599	2,459	54.9%	54.9%	54.9%	50.5%	1.3	0.7	2.0	0.8
210 N Tucker Boulevard		Aug-07	St Louis	139,588	62,000	2,266	95.0%	95.0%	NA	NA	2.5	1.3	1.8	0.8
375 Riverside Parkway		Jun-03	Atlanta	200,442	49,749	2,238	92.9%	92.9%	92.9%	100.0%	3.6	1.9	1.8	0.8
200 North Nash Street		Jun-05	Los Angeles	113,606	—	2,172	100.0%	100.0%	100.0%	100.0%	2.1	1.1	1.8	0.7
Paul van Vlissingenstraat 16		Aug-05	Amsterdam, Netherlands	77,472	35,000	2,166	58.8%	58.8%	58.8%	58.8%	1.4	0.7	1.8	0.7
115 Second Avenue		Oct-05	Boston	66,730	—	2,064	42.1%	42.1%	0.0%	0.0%	1.2	0.6	1.7	0.7
2403 Walsh Street		Jun-05	Silicon Valley	103,940	—	1,988	100.0%	100.0%	100.0%	100.0%	1.9	1.0	1.6	0.7
1807 Michael Faraday Court		Oct-06	Northern Virginia	19,237	—	1,953	100.0%	100.0%	100.0%	100.0%	0.3	0.2	1.6	0.7
8100 Boone Boulevard		Oct-06	Northern Virginia	17,015	—	1,886	100.0%	100.0%	100.0%	100.0%	0.3	0.2	1.5	0.6
4700 Old Ironsides Drive		Jun-05	Silicon Valley	90,139	—	1,724	100.0%	100.0%	100.0%	100.0%	1.6	0.9	1.4	0.6
4650 Old Ironsides Drive		Jun-05	Silicon Valley	84,383	—	1,614	100.0%	100.0%	100.0%	100.0%	1.5	0.8	1.3	0.6
Chemin de l’Epinglier 2		Nov-05	Geneva, Switzerland	59,190	—	1,594	100.0%	100.0%	100.0%	100.0%	1.1	0.6	1.3	0.5
3065 Gold Camp Drive		Oct-04	Sacramento	62,957	—	1,502	100.0%	100.0%	100.0%	100.0%	1.1	0.6	1.2	0.5
3015 Winona Avenue		Dec-04	Los Angeles	82,911	—	1,500	100.0%	100.0%	100.0%	100.0%	1.5	0.8	1.2	0.5
21110 Ridgetop Circle		Jan-07	Northern Virginia	135,513	—	1,480	100.0%	100.0%	100.0%	100.0%	2.4	1.3	1.2	0.5
251 Exchange Place		Nov-05	Northern Virginia	70,982	—	1,458	100.0%	100.0%	100.0%	100.0%	1.3	0.7	1.2	0.5
6800 Millcreek Drive		Apr-06	Toronto, Canada	83,758	—	1,442	100.0%	100.0%	100.0%	100.0%	1.5	0.8	1.2	0.5

DIGITAL REALTY TRUST, INC.

Fourth Quarter 2007

Occupancy Analysis

As of December 31, 2007

						Occupancy (2)				Net Rentable Square Feet as a % of		Annualized Rent as a % of
Property	Acquisition date	Metropolitan Area	Net Rentable Square Feet	Redevelopment Space	Annualized Rent ($000) (1)	As of 12/31/2007	As of 9/30/07	As of 6/30/07	As of 3/31/07	Property Type	Total Portfolio	Property Type	Total Portfolio
Clonshaugh Industrial Estate	Feb-06	Dublin, Ireland	20,000	—	1,442	100.0%	100.0%	100.0%	100.0%	0.4	0.2	1.2	0.5
1125 Energy Park Drive	Mar-05	Minneapolis/St. Paul	112,827	—	1,437	100.0%	100.0%	100.0%	100.0%	2.0	1.1	1.2	0.5
101 Aquila Way	Apr-06	Atlanta	313,581	—	1,411	100.0%	100.0%	100.0%	100.0%	5.8	3.0	1.1	0.5
43831 Devon Shafron Drive	Mar-07	Northern Virginia	117,071	—	1,377	100.0%	100.0%	100.0%	100.0%	2.1	1.1	1.1	0.5
3300 East Birch Street	Aug-03	Los Angeles	68,807	—	1,319	100.0%	100.0%	100.0%	100.0%	1.2	0.7	1.1	0.5
Gyroscoopweg 2E-2F	Jul-06	Amsterdam, Netherlands	55,585	—	1,232	100.0%	100.0%	100.0%	100.0%	1.0	0.5	1.0	0.4
600 Winter Street	Sep-06	Boston	30,400	—	763	100.0%	100.0%	100.0%	100.0%	0.5	0.3	0.6	0.3
7620 Metro Center Drive	Dec-05	Austin	45,000	—	605	100.0%	100.0%	100.0%	100.0%	0.8	0.4	0.5	0.2
2300 NW 89th Place	Sep-06	Miami	64,174	—	581	100.0%	100.0%	100.0%	100.0%	1.2	0.6	0.5	0.2
43881 Devon Shafron Drive	Mar-07	Northern Virginia	50,000	130,000	473	100.0%	100.0%	100.0%	100.0%	0.9	0.5	0.4	0.2
1 St. Anne’s Boulevard	Dec-07	London, England	20,219	—	327	100.0%	NA	NA	NA	0.4	0.2	0.3	0.1
2440 Marsh Lane	Jan-03	Dallas	5,500	129,750	62	100.0%	100.0%	100.0%	100.0%	0.1	0.1	0.1	—
Clonshaugh Industrial Estate (Land)	Feb-06	Dublin, Ireland	—	124,500	—	0.0%	NA	NA	NA	—	—	—	—
Cressex 1	Dec-07	London, England	—	50,848	—	0.0%	NA	NA	NA	—	—	—	—
3 St. Anne’s Boulevard	Dec-07	London, England	—	96,384	—	0.0%	NA	NA	NA	—	—	—	—
2055 East Technology Circle	Oct-06	Phoenix	—	76,350	—	0.0%	—	0.0%	0.0%	—	—	—	—
3011 Lafayette Street	Jan-07	Silicon Valley	—	90,780	—	0.0%	—	0.0%	0.0%	—	—	—	—
43791 Devon Shafron Drive	Mar-07	Northern Virginia	—	135,000	—	0.0%	—	0.0%	0.0%	—	—	—	—
1500 Space Park Drive	Sep-07	Silicon Valley	—	49,852	—	0.0%	NA	NA	NA	—	—	—	—
7500 Metro Center Drive	Dec-05	Austin	—	74,962	—	0.0%	—	0.0%	0.0%	—	—	—	—

			5,533,856	1,299,432	123,517	94.8%	94.5%	94.4%	94.4%	100.0	52.7	100.0	42.5%
Technology Manufacturing

34551 Ardenwood Boulevard 1-4	Jan-03	Silicon Valley	307,657	—	8,206	100.0%	100.0%	100.0%	100.0%	48.5	2.9	53.8	2.8%
47700 Kato Road & 1055 Page Avenue	Sep-03	Silicon Valley	183,050	—	3,684	100.0%	100.0%	100.0%	100.0%	28.8	1.7	24.2	1.3
2010 East Centennial Circle	May-03	Phoenix	113,405	—	2,852	100.0%	100.0%	100.0%	100.0%	17.9	1.1	18.7	1.0
2 St. Anne’s Boulevard	Dec-07	London, England	30,612	—	496	100.0%	NA	NA	NA	4.8	0.3	3.3	0.2

			634,724	—	15,237	100.0%	100.0%	100.0%	100.0%	100.0	6.0	100.0	5.3%
Technology Office

100 & 200 Quannapowitt Parkway	Jun-04	Boston	386,956	—	7,305	100.0%	100.0%	100.0%	100.0%	57.9	3.7	57.0	2.5%
4849 Alpha Road	Apr-04	Dallas	125,538	—	2,856	100.0%	100.0%	100.0%	100.0%	18.8	1.2	22.3	1.0
1 Savvis Parkway	Aug-07	St Louis	156,000	—	2,644	100.0%	100.0%	NA	NA	23.3	1.5	20.7	0.9

			668,494	—	12,805	100.0%	100.0%	100.0%	100.0%	100.0	6.4	100.0	4.4%

Portfolio Total/Weighted Average			10,527,011	1,754,228	$290,795	94.7%	95.1%	94.6%	94.8%	100.0	100.0	100.0	100.0%

(1)	Annualized rent represents the monthly contractual rent under existing leases as of December 31, 2007 multiplied by 12.
(2)	Occupancy excludes space held for redevelopment.
(3)	Includes approximately 33,700 RSF from leasehold interest acquisition.
(4)	Net Rentable Square Feet excludes 400,369 RSF of space in joint venture located at 2001 Sixth Avenue in Seattle, WA, which was 97.0% occupied as of December 31, 2007.

DIGITAL REALTY TRUST, INC.

Fourth Quarter 2007

Major Tenants

as of December 31, 2007

	Tenant		Number of Locations	Total Occupied Square Feet (1)	Percentage of Net Rentable Square Feet	Annualized Rent ($000) (2)	Percentage of Annualized Rent	Weighted Average Remaining Lease Term in Months
1	Savvis Communications		16	1,578,005	15.0%	$34,223	11.8%	132
2	Qwest Communications International, Inc.		13	770,928	7.3%	$23,926	8.2%	91
3	Equinix Operating Company, Inc.		4	454,672	4.3%	$12,042	4.1%	107
4	TelX Group, Inc.		10	82,581	0.8%	$10,185	3.5%	227
5	AT & T		11	386,430	3.7%	$8,729	3.0%	77
6	NTT Communications Company		2	241,370	2.3%	$7,294	2.5%	57
7	Comverse Technology, Inc.		1	367,033	3.5%	$7,006	2.4%	37
8	JPMorgan Chase & Co.		2	27,377	0.3%	$6,960	2.4%	105
9	Microsoft Corporation		1	300,000	2.8%	$6,300	2.2%	93
10	Level 3 Communications, LLC	(3)	11	289,788	2.8%	$5,871	2.0%	52
11	AboveNet, Inc.		8	150,661	1.4%	$5,859	2.0%	127
12	Amgen, Inc.		1	131,386	1.2%	$5,551	1.9%	89
13	Amazon		3	164,847	1.6%	$5,402	1.9%	141
14	Leslie & Godwin Investments	(4)	1	63,233	0.6%	$4,402	1.5%	24
15	Thomas Jefferson University		1	181,414	1.7%	$3,807	1.3%	125

	Total/Weighted Average			5,189,725	49.3%	$147,557	50.7%	101

(1)	Occupied square footage is defined as leases that have commenced on or before December 31, 2007.
(2)	Annualized rent represents the monthly contractual rent under existing leases as of December 31, 2007 multiplied by 12.
(3)	Level 3 Communications includes Wiltel Communications & Broadwing Communications.
(4)	Leslie & Godwin is a UK subsidiary of AON Corporation.

DIGITAL REALTY TRUST, INC.

Fourth Quarter 2007

UTILITY POWER CAPACITY (1)

Top 15 Properties

	Property Name	Market	Capacity (MW)
1	Devon Shafron Drive (3 Buildings)	Northern Virginia	225
2	350 East Cermak Road	Chicago	100
3	1500 Space Park (3 Buildings)	Santa Clara	59
4	3 Corporate Place	New York	44
5	114 Rue Ambroise Croizat	Paris, France	40
6	2045 & 2055 LaFayette Street	Silicon Valley	40
7	44470 Chilum Place	Northern Virginia	36
8	150 South First Street	Silicon Valley	36
9	101 Aquila Way	Atlanta	30
10	14901 FAA Boulevard	Dallas	25
11	2401 Walsh Street	Silicon Valley	25
12	2403 Walsh Street	Silicon Valley	25
13	4700 Old Ironsides Drive	Silicon Valley	25
14	8534 Concord Center Drive	Denver	23
15	300 Boulevard East	New York	21

	Total Potential Power Capacity - Top 15 Properties		754

(1)	Utility Power Capacity is defined as the power that could potentially be provided by the utility company depending upon factors such as peak demand load at the property.

DIGITAL REALTY TRUST, INC.

Fourth Quarter 2007

Lease Expirations and Lease Distribution

Lease Expirations

As of December 31, 2007

Year	Number of Leases Expiring (1)	Square Footage of Expiring Leases	Percentage of Net Rentable Square Feet	Annualized Rent ($000) (1)	Percentage of Annualized Rent	Annualized Rent Per Occupied Square Foot	Annualized Rent Per Occupied Square Foot at Expiration	Annualized Rent at Expiration ($000)
Available		559,964	5.3%	$—	0.0%
2008	269	370,801	3.5%	23,695	8.1%	$63.90	67.70	25,103
2009	107	479,753	4.6%	16,998	5.8%	$35.43	38.43	18,435
2010	92	894,705	8.5%	23,403	8.0%	$26.16	27.34	24,461
2011	77	1,586,813	15.1%	33,024	11.4%	$20.81	23.37	37,089
2012	63	158,956	1.5%	13,102	4.5%	$82.42	93.09	14,797
2013	24	480,588	4.6%	9,676	3.3%	$20.13	23.12	11,113
2014	31	497,859	4.7%	12,842	4.4%	$25.79	32.03	15,945
2015	77	1,738,028	16.5%	55,983	19.3%	$32.21	38.21	66,413
2016	55	828,480	7.9%	27,300	9.4%	$32.95	39.00	32,308
2017	30	543,260	5.2%	13,406	4.6%	$24.68	36.24	19,687
Thereafter	95	2,387,804	22.6%	61,366	21.2%	$25.70	39.94	95,373

Portfolio Total /Weighted Average	920	10,527,011	100.0%	$290,795	100.0%	$29.18	$36.19	$360,725

Lease Distribution

As of December 31, 2007

Square Feet Under Lease	Number of Leases	Percentage of All Leases	Total Net Rentable Square Feet	Percentage of Net Rentable Square Feet	Annualized Rent ($000) (2)	Percentage of Annualized Rent
Available			559,964	5.3%	—	0.0%
2,500 or less	622	67.5%	269,662	2.6%	55,989	19.3%
2,501 - 10,000	134	14.6%	771,273	7.3%	27,824	9.6%
10,001 - 20,000	52	5.7%	1,007,783	9.6%	26,663	9.2%
20,001 - 40,000	46	5.0%	1,473,385	14.0%	36,750	12.6%
40,001 - 100,000	42	4.6%	2,841,402	27.0%	73,313	25.1%
Greater than 100,000	24	2.6%	3,603,542	34.2%	70,256	24.2%

Portfolio Total	920	100.0%	10,527,011	100.0%	$290,795	100.0%

(1)	Includes license and similar agreements that upon expiration will be automatically renewed, mostly on a month-to-month basis.
(2)	Annualized rent represents the monthly contractual rent under existing leases as of December 31, 2007 multiplied by 12.

DIGITAL REALTY TRUST, INC.

Fourth Quarter 2007

Leasing Activity

As of December 31, 2007

	For the Three Months Ended December 31, 2007	% Leased
Occupied Square Feet as of September 30, 2007	9,804,360	95.1%
4Q 2007 Acquisitions:
Cressex 1	—	—
Naritaweg 52	63,260	100.0%
1 St. Anne’s Boulevard	20,219	100.0%
2 St. Anne’s Boulevard	30,612	100.0%
3 St. Anne’s Boulevard	—	—

Occupied Square Feet including Q4 2007 Acquisitions	9,918,451	94.2%
Expirations, Terminations and Reductions	(25,927)	(0.2)%
New Leases and Expansions	60,960	0.6%
Renewals and Extensions	—	0.0%
Remeasurements (1)	13,563	0.1%

Occupied Square Feet as of December 31, 2007	9,967,047	94.7%

GAAP Rent Growth (2)
Expiring Rent per Square Foot		$38.41
New Rent per Square Foot		$48.37
Percentage Increase		25.9%
Weighted Average Lease Term - New (in months)		118

(1)	Represents remeasuring of building and/or specific areas to Building Owners and Managers Association (BOMA) standards.
(2)	Represents estimated cash rent growth adjusted for straight-line rents in accordance with GAAP.

DIGITAL REALTY TRUST, INC.

Fourth Quarter 2007

Tenant Improvements and Leasing Commissions

	Three Months Ended				Full Year 2006
	12/31/2007	9/30/2007	6/30/2007	3/31/2007
Renewals (1)

Number of renewals	4	2	3	2	8
Square Feet	27,587	944	1,313	33,489	12,664
Tenant improvement costs per square foot (2)	$9.61	$—	$—	$—	$—
Leasing commission costs per square foot (2)	$12.75	$0.33	$1.73	$16.63	$3.87

Total renewal lease costs per square foot	$22.35	$0.33	$1.73	$16.63	$3.87

New Leases (3)

Number of non-redevelopment leases	10	12	9	23	197
Non-Redevelopment square feet	44,919	38,082	12,014	35,255	305,532
Non-Redevelopment tenant improvement costs per square foot (2)	11.43	13.35	$—	$3.62	$56.66
Non-Redevelopment leasing commission costs per square foot (2)	12.42	11.61	11.27	11.63	10.63
Number of redevelopment leases	3	8	10	6	6
Redevelopment square feet	16,041	153,571	64,197	307,717	173,465
Redevelopment tenant improvement costs per square foot (2) (5)	$—	$0.81	$6.90	$79.78	$68.65
Redevelopment leasing commission costs per square foot (2)	$0.31	$9.18	$12.04	$6.43	$13.46

Total Number of Leases	13	20	19	29	203
Total Square Feet	60,960	191,652	76,211	342,972	478,997
Total new lease costs per square foot	$17.66	$12.96	$17.73	$101.46	$26.30

Total (4)

Number of leases	17	22	22	31	211
Square Feet	88,547	192,596	77,524	376,461	491,661
Tenant improvement costs per square foot (2)	$8.79	$3.28	$5.71	$65.55	$59.43
Leasing commission costs per square foot (2)	$10.33	$9.62	$11.75	$7.82	$12.79

Total costs per square foot	$19.12	$12.90	$17.46	$73.37	$72.22

(1)	Does not include retained tenants that have relocated to new space or expanded into new space.
(2)	Assumes all tenant improvement and leasing commissions are paid in the calendar year in which the lease commences, which may be different than the year in which they are actually paid.
(3)	Includes retained tenants that have relocated to new space or expanded into new space within our portfolio.
(4)	Recent property acquisitions may make a period over period comparison difficult. For a list of the acquisition dates of our properties see page 17.
(5)	Redevelopment Tenant Improvement costs include tenant-specific building improvements for square footage designated as space held for redevelopment.

DIGITAL REALTY TRUST, INC.

Fourth Quarter 2007

Historical Capital Expenditures

	Three Months Ended								Full Year
	12/31/2007	9/30/2007	6/30/2007	3/31/2007	12/31/2006	9/30/2006	6/30/2006	3/31/2006	2006
Recurring capital expenditures (1) (2)	$1,200,000	$2,765,000	$(99,000)	$367,062	$1,373,699	$233,530	$258,169	$652,438	$2,517,836
Non-recurring capital expenditures (2)	$103,958,000	$99,466,000	$38,776,000	$19,249,409	$35,971,950	$10,567,130	$4,306,049	$750,817	$51,595,946
Total net rentable square feet at period end excluding redevelopment space	10,527,011	10,311,857	9,713,146	9,668,267	9,381,860	9,111,904	9,132,357	8,135,957	9,381,860
Recurring capital expenditures per square foot	$0.11	$0.27	$(0.01)	$0.04	$0.15	$0.03	$0.03	$0.08	$0.27
Non-recurring capital expenditures per square foot (2)	$9.88	$9.65	$3.99	$1.99	$3.83	$1.16	$0.47	$0.09	$5.50

(1)	Recurring capital expenditures represents non-incremental building improvements required to maintain current revenues. Recurring capital expenditures do not include acquisition capital that was taken into consideration when underwriting the purchase of a building or which are incurred to bring a building up to “operating standard”.
(2)	Recent property acquisitions may make a period over period comparison difficult. For a list of the acquisition dates of our properties see page 17.

DIGITAL REALTY TRUST, INC.

Fourth Quarter 2007

Redevelopment Activity

For the quarter ended December 31, 2007

(Square feet)

Activity for the quarter ended September 30, 2007
Redevelopment Space as of September 30, 2007	1,708,059
Acquired Redevelopment Space and New Construction Space	147,232
Converted Redevelopment Space:
Turn-Key Datacenter™	(80,797)
Powered Base Building™	(11,365)
Remeasurement Adjustments	(8,901)

Redevelopment Space as of December 31, 2007	1,754,228

Redevelopment Space Under Construction in Quarter
Turn-Key Datacenter™	533,262
Build-to-Suit	103,852
New Powered Base Building™ Shell	—

Redevelopment Space Under Construction as of December 31, 2007	637,114

DIGITAL REALTY TRUST, INC.

Fourth Quarter 2007

Management Statements on Non-GAAP Supplemental Measures

Funds from Operations:

We calculate Funds from Operations, or FFO, in accordance with the standards established by the National Association of Real Estate Investment Trusts, or NAREIT. FFO represents net income (loss) (computed in accordance with GAAP), excluding gains (or losses) from sales of property, real estate related depreciation and amortization (excluding amortization of deferred financing costs) and after adjustments for unconsolidated partnerships and joint ventures. Management uses FFO as a supplemental performance measure because, in excluding real estate related depreciation and amortization and gains and losses from property dispositions, it provides a performance measure that, when compared year over year, captures trends in occupancy rates, rental rates and operating costs. We also believe that, as a widely recognized measure of the performance of REITs, FFO will be used by investors as a basis to compare our operating performance with that of other REITs. However, because FFO excludes depreciation and amortization and captures neither the changes in the value of our properties that result from use or market conditions, nor the level of capital expenditures and leasing commissions necessary to maintain the operating performance of our properties, all of which have real economic effect and could materially impact our results from operations, the utility of FFO as a measure of our performance is limited. Other REITs may not calculate FFO in accordance with the NAREIT definition and, accordingly, our FFO may not be comparable to such other REITs’ FFO. Accordingly, FFO should be considered only as a supplement to net income as a measure of our performance. FFO for all periods presented in this supplemental information includes the results of properties sold in 2006 and 2007; 7979 East Tufts Avenue (July 2006), 100 Technology Center Drive (March 2007) and 4055 Valley View Lane (March 2007).

Adjusted Funds From Operations:

We present adjusted funds from operations, or AFFO, as a supplemental operating measure because, when compared year over year, it assesses our ability to fund dividend and distribution requirements from our operating activities. We also believe that, as a widely recognized measure of the operations of REITs, AFFO will be used by investors as a basis to assess our ability to fund dividend payments in comparison to other REITs. We calculate adjusted funds from operations, or AFFO, by adding to or subtracting from FFO (i) non-real estate depreciation, (ii) amortization of deferred financing costs (iii) noncash compensation (iv) loss from early extinguishment of debt (v) straight line rents (vi) fair value of lease revenue amortization (vii) capitalized leasing payroll (viii) recurring tenant improvements and (ix) capitalized leasing commissions. Other equity REITs may not calculate AFFO in a consistent manner. Accordingly, our AFFO may not be comparable to other equity REITs’ AFFO. AFFO should be considered only as a supplement to net income computed in accordance with GAAP as a measure of our performance. AFFO for all periods presented in this supplemental information includes the results of properties sold in 2006 and 2007; 7979 East Tufts Avenue (July 2006), 100 Technology Center Drive (March 2007) and 4055 Valley View Lane (March 2007).

EBITDA and Adjusted EBITDA:

We believe that earnings before interest expense, income taxes, depreciation and amortization, or EBITDA and Adjusted EBITDA (as defined below), are useful supplemental performance measures because they allow investors to view our performance without the impact of noncash depreciation and amortization or the cost of debt and with respect to Adjusted EBITDA preferred dividends and minority interests. Adjusted EBITDA is EBITDA excluding minority interests and preferred stock dividends. In addition, we believe EBITDA and adjusted EBITDA are frequently used by securities analysts, investors and other interested parties in the evaluation of REITs. Because EBITDA and adjusted EBITDA are calculated before recurring cash charges including interest expense and income taxes, and are not adjusted for capital expenditures or other recurring cash requirements of our business, their utility as a measure of our performance is limited. Accordingly, EBITDA and Adjusted EBITDA should be considered only as supplements to net income (computed in accordance with GAAP) as a measure of our financial performance. Other equity REITs may calculate EBITDA and Adjusted EBITDA differently than we do; accordingly, our EBITDA and Adjusted EBITDA may not comparable to such other REITs’ EBITDA and Adjusted EBITDA. EBITDA and Adjusted EBITDA for all periods presented in this supplemental information includes the results of properties sold in 2006 and 2007; 7979 East Tufts Avenue (July 2006), 100 Technology Center Drive (March 2007) and 4055 Valley View Lane (March 2007).

NOI and Run-rate NOI:

Net Operating Income (NOI)

NOI represents rental revenue and tenant reimbursement revenue less rental property operating and maintenance, property taxes and insurance expenses (as reflected in statement of operations). NOI is commonly used by stockholders, company management and industry analysts as a measurement of operating performance of the company’s rental portfolio. However, because NOI excludes depreciation and amortization and captures neither the changes in the value of our properties that result from use or market conditions, nor the level of capital expenditures and leasing commissions necessary to maintain the operating performance of our properties, all of which have real economic effect and could materially impact our results from operations, the utility of NOI as a measure of our performance is limited. Other REITs may not calculate NOI in the same manner we do and, accordingly, our NOI may not be comparable to such other REITs’ NOI. Accordingly, NOI should be considered only as a supplement to net income as a measure of our performance.

Run-rate NOI:

Run-rate NOI represents NOI as defined above adjusted for new acquisitions to show an estimate of NOI as if the property had been owned for the entire quarter. Run-rate NOI is commonly used by stockholders, company management and industry analysts as a measurement of future operating performance of the company’s rental portfolio. Run-rate NOI may not be indicative of future performance. Actual performance is subject to risks, uncertainties and assumptions. See the discussion of forward-looking statements on page 3.